EXHIBIT 32.2

CERTIFICATION BY DAVID P. WILLIAMS
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002.

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as Executive Vice President and Chief Financial Officer of Chemed Corporation (“Company”), does hereby certify that:

1)	the Company’s Quarterly Report on Form 10-Q for the quarter ending June 30, 2016 (“Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	July 29, 2016	/s/ David P. Williams David P. Williams (Executive Vice President and Chief Financial Officer)

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